                                                                    EXHIBIT 99.8


DEBTOR: DQSC PROPERTY CO.                            CASE NUMBER: 01-10965 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that DQSC Property Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





 /s/ EDDIE J. PUSTIZZI
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Eddie J. Pustizzi
Director, Accounting